atkore
INTERNATIONAL

First Amendment to Retirement Agreement and General Release

This First Addendum to Retirement Agreement and General Release dated August 3, 2018 (hereinafter "First Amendment"), is made and entered into by and between Atkore International Group Inc. ("Company"), and John P. Williamson ("Employee").

All capitalized terms used in this First Amendment but not otherwise defined herein will have the meaning ascribed thereto in the Retirement Agreement (as defined below).

WHEREAS, Company and Employee are parties to a certain retirement agreement and general release dated May 4, 2018 (as amended or modified, the "Retirement Agreement") outlining certain separation and retirement benefits Company will provide to Employee; and

WHEREAS, Company and Employee desire to modify the Retirement Agreement on the terms stated herein and as set forth in this First Amendment.

NOW THEREFORE, IT IS HEREBY AGREED by and between Employee and the Company as follows:

1. Employee's Retirement Date shall be amended to September 28, 2018.

2. For the avoidance of doubt, nothing in this Amendment shall diminish Employee's right to payment of his Annual Incentive Plan bonus for the full FY2018, when paid to those participating in the plan.

3. All other terms and conditions of the Retirement Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Second Addendum to the Agency Agreement as of the date set forth above.

Atkore International Group Inc.

By: Michael V. Schrock
Name: Michael V. Schrock
Title: Chairman
Date: August 3, 2018

John P. Williamson

By: ______________________
Date: August 3, 2018

First Amendment to Retirement Agreement and General Release

This First Addendum to Retirement Agreement and General Release dated August 3, 2018 (hereinafter "First Amendment"), is made and entered into by and between Atkore International Group Inc. ("Company"), and John P. Williamson ("Employee").

All capitalized terms used in this First Amendment but not otherwise defined herein will have the meaning ascribed thereto in the Retirement Agreement (as defined below).

WHEREAS, Company and Employee are parties to a certain retirement agreement and general release dated May 4, 2018 (as amended or modified, the "Retirement Agreement") outlining certain separation and retirement benefits Company will provide to Employee; and

WHEREAS, Company and Employee desire to modify the Retirement Agreement on the terms stated herein and as set forth in this First Amendment.

NOW THEREFORE, IT IS HEREBY AGREED by and between Employee and the Company as follows:

1. Employee's Retirement Date shall be amended to September 28, 2018.
2. For the avoidance of doubt, nothing in this Amendment shall diminish Employee's right to payment of his Annual Incentive Plan bonus for the full FY2018, when paid to those participating in the plan.
3. All other terms and conditions of the Retirement Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Second Addendum to the Agency Agreement as of the date set forth above.

Atkore International Group Inc.

By: ______________________
Name: Michael V. Schrock
Title: Chairman
Date: August 3, 2018

John P. Williamson

By: ______________________
Date: August 3, 2018